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Exhibit 99.3

Supplement to Consent Solicitation Statement

REMINGTON ARMS COMPANY, INC.

Supplement to Consent Solicitation Relating to its
$200,000,000 Principal Amount of 10 1/2% Senior Notes due 2011

(CUSIP No. 759576AE1)

        Remington Arms Company, Inc., a Delaware corporation (the "Company"), is supplementing and updating its consent solicitation statement dated May 1, 2007 (the "Consent Solicitation Statement"). This supplement to the Consent Solicitation Statement (this "Supplement") is an integral part of the Consent Solicitation Statement, and any terms used but not defined herein shall have the same meaning as in the Consent Solicitation Statement. Unless specifically provided for in this Supplement, the terms and conditions of the Consent Solicitation Statement shall remain in full force and effect, and to the extent the Consent Solicitation Statement is not modified hereby, the Consent Solicitation Statement is hereby incorporated herein by reference.

THE EARLY CONSENT DATE OF THE CONSENT SOLICITATION IS EXTENDED TO 5:00 P.M., NEW YORK CITY TIME, ON MAY 17, 2007. THE EARLY CONSENT FEE IS INCREASED TO $7.50 PER $1,000 PRINCIPAL AMOUNT OF NOTES. CERTAIN CHANGES ARE ALSO PROPOSED WITH RESPECT TO THE SUPPLEMENTAL INDENTURE. THE EXPIRATION DATE OF THE CONSENT SOLICITATION HAS NOT BEEN CHANGED.

        Consents submitted prior to the date hereof will remain in effect unless validly revoked by the Holder granting such Consent. A Holder wishing to Consent, or a beneficial owner wishing to instruct a Holder to deliver a Consent on behalf of the beneficial owner, can complete and sign the original Consent Letter or Instruction Letter, as applicable, in accordance with the instructions given therein and in the Consent Solicitation Statement, and such document will operate as a Consent and an instruction, respectively, pursuant to the Consent Solicitation Statement and this Supplement.

        THIS SUPPLEMENT CONTAINS OR INCORPORATES BY REFERENCE IMPORTANT INFORMATION THAT SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO THE CONSENT SOLICITATION.

        THIS SUPPLEMENT HAS NOT BEEN FILED WITH OR REVIEWED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY OF ANY JURISDICTION, NOR HAS ANY SUCH COMMISSION OR AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL AND MAY BE A CRIMINAL OFFENSE. THIS SUPPLEMENT DOES NOT CONSTITUTE AN OFFERING OF NOTES OR ANY OTHER SECURITY OF THE COMPANY OR ANY SOLICITATION TO PURCHASE OR SELL ANY SECURITIES, INCLUDING, WITHOUT LIMITATION, THE NOTES.

        Please complete, duly execute and deliver any Consent Letter by fax (confirmed by physical delivery), hand, mail or overnight courier to the Information Agent, D.F. King & Co., Inc., at the following address:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Attention: Elton Bagley

By facsimile transmission: (212) 809-8838

Confirmation: Elton Bagley
Telephone: (212) 493-6996

Please note that delivery by fax must be followed by delivery of this document in original to the above address.

The Solicitation Agent for the Consent Solicitation is:

[May 16, 2007]

Modification of the Early Consent Date and Early Consent Fee

        The "Early Consent Date" is hereby extended to 5:00 p.m., New York City time, on May 17, 2007. The "Early Consent Fee" is hereby increased to $7.50 per $1,000 principal amount of Notes in respect of which a valid Consent is delivered (and not revoked) by 5:00 p.m., New York City time on May 17, 2007 (provided the Required Consents have been received and not revoked at that time). Any references to $5.00 in the Consent Solicitation Statement are hereby amended to be references to $7.50.

Changes to the Proposed Amendments

        The Section "The Proposed Amendments" in the Consent Solicitation Statement is hereby modified to read in its entirety:

"THE PROPOSED AMENDMENTS

        The Company is soliciting Consents from Holders to the Proposed Amendments and to the execution and delivery by the Company of the Supplemental Indenture. The Supplemental Indenture will be executed on or promptly following receipt by the Company of the Consent of Holders of at least a majority of the principal amount of the outstanding Notes.

        Set forth below are excerpts of certain existing provisions in the Indenture and changes to those provisions as contemplated by the Proposed Amendments. The descriptions of the Proposed Amendments are qualified in their entirety by reference to the full and complete terms contained in the Supplemental Indenture and the Indenture. Capitalized terms used but not defined below shall have the meaning given to them in the Indenture. Copies of the Supplemental Indenture and the Indenture can be obtained without charge from the Information Agent.

Comparison of Excerpted Existing Terms to Proposed Amendments

	Existing Provision	Proposed Provision
Clause (ii) of the Definition of	"Change of Control" means	"Change of Control" means
Change of Control

(Section 1.01 of the Indenture)	[...](ii) the Company merges or consolidates with or into, or sells or transfers (in one or a series of related transactions) all or substantially all of the assets of the Company and its Subsidiaries to, another Person (other than one or more Permitted Holders) and any "person' (as defined in clause (i) above), other than one or more Permitted Holders or Holding, is or becomes the "beneficial owner" (as so defined), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the surviving Person in such merger or consolidation, or the transferee Person in such sale or transfer of assets, as the case may be; provided that so long as such surviving or transferee Person is a Subsidiary Person of a parent Person, no Person shall be deemed to be or become a "beneficial owner" of more than 50% of the total voting power of the Voting Stock of such surviving or transferee Person unless such Person shall be or become a "beneficial owner" of more than 50% of the total voting power of the Voting Stock of such parent Person; or [...]	[...](ii) the Company merges or consolidates with or into, or sells or transfers (in one or a series of related transactions) all or substantially all of the assets of the Company and its Subsidiaries to, another Person ~~(other than one or more Permitted Holders)~~ and any 'person' (as defined in clause (i) above), other than ~~one or more Permitted Holders or~~ Holding, is or becomes the "beneficial owner"(as so defined), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the surviving Person in such merger or consolidation, or the transferee Person in such sale or transfer of assets, as the case may be; provided that so long as such surviving or transferee Person is a Subsidiary Person of a parent Person, no Person shall be deemed to be or become a "beneficial owner" of more than 50% of the total voting power of the Voting Stock of such surviving or transferee Person unless such Person shall be or become a "beneficial owner" of more than 50% of the total voting power of the Voting Stock of such parent Person; or [...]
Definition of Permitted Holder (Section 1.01 of the Indenture)	"Permitted Holder" means any of the following:	"Permitted Holder" means any of the following:

	(i) any of C&D Fund IV, the Management Investors, CDR and their respective Affiliates, (ii) any investment fund or vehicle managed, sponsored or advised by CDR, (iii) any limited or general partners of, or other investors in, any of C&D Fund IV and its Affiliates, or any such investment fund or vehicle and (iv) any Person acting in the capacity of an underwriter in connection with a public or private offering of Capital Stock or other equity interests of Holding or the Company. Upon, from and after the occurrence of the closing under the BRS Investment Agreement (as determined in good faith by the Company), the term 'Permitted Holder' shall, effective as of the date of this Indenture, also include any of the following: (i) any of BRS Fund II, BRS and their respective Affiliates, (ii) any investment fund or vehicle managed, sponsored or advised by BRS and (iii) any limited or general partners of, or other investors in, any of BRS Fund II and its Affiliates, or any such investment fund or vehicle.	(i) ~~any of C&D Fund IV, the Management Investors, CDR and their respective~~ the Sponsors and its Affiliates, (ii) any investment fund or vehicle managed, sponsored or advised by ~~CDR~~ the Sponsors, and (iii) ~~any limited or general partners of, or other investors in, any of C&D Fund IV and its Affiliates, or any such investment fund or vehicle and (iv)~~ any Person acting in the capacity of an underwriter in connection with a public or private offering of Capital Stock or other equity interests of Holding or the Company, provided, however, that any operating portfolio company that is an Affiliate of the Sponsors shall not be included in the term "Permitted Holder". ~~Upon, from and after the occurrence of the closing under the BRS Investment Agreement (as determined in good faith by the Company), the term 'Permitted Holder' shall, effective as of the date of this Indenture, also include any of the following: (i) any of BRS Fund II, BRS and their respective Affiliates, (ii) any investment fund or vehicle managed, sponsored or advised by BRS and (iii) any limited or general partners of, or other investors in, any of BRS Fund II and its Affiliates, or any such investment fund or vehicle.~~
Definition of Sponsors	"Sponsors" means	"Sponsors" means

(Section 1.01 of the Indenture)	(i) CD&R and (ii) upon, from and after the occurrence of the closing under the BRS Investment Agreement (as determined in good faith by the Company), and effective as of the date of this Indenture, the collective reference to CD&R and BRS.	Cerberus Capital Management, L.P. ~~(i) CD&R and (ii) upon, from and after the occurrence of the closing under the BRS Investment Agreement (as determined in good faith by the Company), and effective as of the date of this Indenture, the collective reference to CD&R and BRS.~~
Definition of Transaction (to be deleted)	"Transaction" means,	~~"Transaction" means,~~
(Section 1.01 of the Indenture)	collectively, (i) the redemption or other acquisition or retirement of the Company's 9 1/2% Senior Subordinated Notes due 2003, (ii) the repayment of outstanding amounts under the Company's existing Credit Facility, termination of commitments thereunder, and collateralization of letters of credit remaining outstanding (if any), (iii) the declaration and payment of a dividend or distribution by the Company to Holding of up to $100.0 million, (iv) the entry into a new Credit Facility by one or more of the Company and its Subsidiaries, (v) the performance of the BRS Investment Agreement and the consummation of the investment and other transactions contemplated thereby and (vi) all other transactions relating to any of the foregoing.	~~collectively, (i) the redemption or other acquisition or retirement of the Company's 9 1/2% Senior Subordinated Notes due 2003, (ii) the repayment of outstanding amounts under the Company's existing Credit Facility, termination of commitments thereunder, and collateralization of letters of credit remaining outstanding (if any), (iii) the declaration and payment of a dividend or distribution by the Company to Holding of up to $100.0 million, (iv) the entry into a new Credit Facility by one or more of the Company and its Subsidiaries, (v) the performance of the BRS Investment Agreement and the consummation of the investment and other transactions contemplated thereby and (vi) all other transactions relating to any of the foregoing.~~

Section 4.08(b)(xiv) of the Indenture (to be deleted)
(xiv) any Restricted Payments in connection with the Transaction; provided that the payment of a dividend or distribution by the Company of up to $100,000,000 as part of the Transaction may not be made to Holding at any time prior to the date on which the Company obtains a Credit Facility from one or more lenders (other than lenders that at such time are Affiliates of the Company) providing one or more commitments for borrowings by the Company of not less than $100,000,000.
~~(xiv) any Restricted Payments in connection with the Transaction; provided that the payment of a dividend or distribution by the Company of up to $100,000,000 as part of the Transaction may not be made to Holding at any time prior to the date on which the Company obtains a Credit Facility from one or more lenders (other than lenders that at such time are Affiliates of the Company) providing one or more commitments for borrowings by the Company of not less than $100,000,000.~~

        On or following receipt of the Required Consents, the Company, the Guarantor and the Trustee will execute the Supplemental Indenture. If the Supplemental Indenture is executed, the Holders who do not deliver their Consent will be bound thereby, even though they did not consent to the Proposed Amendments, and will not receive the Early Consent Fee. However, Holders who deliver their consent after the Early Consent Date but on or prior to the Expiration Date will be entitled to receive the Late Consent Fee. The Supplemental Indenture will become effective upon execution by the Company, the Guarantor and the Trustee but will provide that the Proposed Amendments will not become operative until such time as the Company notifies the Information Agent and the Trustee that each of the conditions set forth herein, including the closing of the Transaction, is satisfied or waived. The Transaction, which is subject to customary closing conditions, is expected to close in May or June of 2007. If the Consent Solicitation is terminated or withdrawn, or the conditions set forth herein are not satisfied or waived for any reason, the Indenture will remain in effect in its present form. The Supplemental Indenture will implement the Proposed Amendments as to all Holders and their subsequent transferees whether or not such Holders have provided their Consent.

Effects of the Proposed Amendments

        If the Proposed Amendments are adopted and the Supplemental Indenture is executed, (i) the term "Permitted Holder", for the purpose of determining whether a Change of Control has occurred under the Indenture, shall include Cerberus-related persons (other than operating portfolio companies that are affiliates of Cerberus) rather than persons related to certain existing equity owners of Holding, and as a result, the Transaction (and certain other transactions, so long as any Permitted Holder retains voting control of the Company and the specified composition of the board of directors of the Company is maintained, each as described in the definition of Change of Control in the Indenture, as amended by the Supplemental Indenture) will not constitute a Change of Control under the Indenture and the Holders will have no Put Right as a result of the Transaction (or such other transactions); (ii) Cerberus will replace the existing Sponsors under the Indenture and the Company will be permitted to make certain payments to Cerberus and its affiliates that it currently is permitted to make to the current Sponsors and their affiliates under the Indenture, with the exception of the annual management fee permitted pursuant to the existing Consulting Agreements (as discussed above); (iii) the carve-outs relating to Permitted Holders in sub-section (ii) of the definition of the term "Change of Control" will be deleted; and (iv) the term "Transaction" and a related restricted payment exception will be eliminated from the Indenture."

Changes to the Supplemental Indenture

        The Supplemental Indenture will be amended to reflect the changes implemented through this Supplement.

        Any questions or requests for assistance or additional copies of this Supplement, the Consent Solicitation Statement or the Consent Letter may be directed to the Information Agent at the telephone number and address listed below. You may also contact your broker, dealer, commercial bank or trust company nominee for assistance concerning the Consent Solicitation.

The Information Agent for the Consent Solicitation is:

48 Wall Street, 22nd Floor
New York, New York 10005

Banks and Brokers Call Collect:
(212) 269-5550
All Others, Call Toll-Free:
(800) 431-9633

Questions regarding the terms of the Consent Solicitation can also be directed to the Solicitation Agent at its address listed below.

The Solicitation Agent for the Consent Solicitation is:

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue
New York, New York 10010-3629
Attention: Liability Management

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Supplement to Consent Solicitation Statement
"THE PROPOSED AMENDMENTS